Risk management - Non-derivative financial instruments to transition to alternative benchmarks (Details) - WIBOR - Non-derivative financial instruments to transition to alternative benchmarks - EUR (€)
€ in Millions
	Dec. 31, 2025	Dec. 31, 2024
Disclosure Of Financial Instrument Exposure [Line Items]
Financial assets	€ 25,333	€ 19,202
Financial liabilities	360	134
Off Balance Sheet Commitments Nominal Amount	€ 2,301	€ 1,544